                                                                    EXHIBIT 23.6


                            TRANSOCEAN OFFSHORE INC.
                        TRANSOCEAN OFFSHORE (TEXAS) INC.


         Pursuant to Rule 428 under the Securities Act of 1933, as amended (the "Act"), I hereby consent to the use of my name and any references to me as a person nominated to become a director of Transocean Offshore (Texas) Inc., a Texas corporation ("Transocean-Texas"), in the proxy statement/prospectus constituting a part of Transocean-Texas' Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission pursuant to the Act.





Dated: April 7, 1999                             /s/ Richard D. Kinder
                                               ---------------------------------

                            TRANSOCEAN OFFSHORE INC.
                        TRANSOCEAN OFFSHORE (TEXAS) INC.

         Pursuant to Rule 428 under the Securities Act of 1933, as amended (the "Act"), I hereby consent to the use of my name and any references to me as a person nominated to become a director of Transocean Offshore (Texas) Inc., a Texas corporation ("Transocean-Texas"), in the proxy statement/prospectus constituting a part of Transocean-Texas' Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission pursuant to the Act.





Dated: April 6, 1999                                /s/ Ronald L. Kuehn, Jr.
                                                 -------------------------------

                            TRANSOCEAN OFFSHORE INC.
                        TRANSOCEAN OFFSHORE (TEXAS) INC.

         Pursuant to Rule 428 under the Securities Act of 1933, as amended (the "Act"), I hereby consent to the use of my name and any references to me as a person nominated to become a director of Transocean Offshore (Texas) Inc., a Texas corporation ("Transocean-Texas"), in the proxy statement/prospectus constituting a part of Transocean-Texas' Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission pursuant to the Act.





Dated: April 6, 1999                              /s/ Robert J. Lanigan
                                                --------------------------------

                            TRANSOCEAN OFFSHORE INC.
                        TRANSOCEAN OFFSHORE (TEXAS) INC.

         Pursuant to Rule 428 under the Securities Act of 1933, as amended (the "Act"), I hereby consent to the use of my name and any references to me as a person nominated to become a director of Transocean Offshore (Texas) Inc., a Texas corporation ("Transocean-Texas"), in the proxy statement/prospectus constituting a part of Transocean-Texas' Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission pursuant to the Act.





Dated: April 7, 1999                              /s/ Fridtjof Lorentzen
                                                --------------------------------

                            TRANSOCEAN OFFSHORE INC.
                        TRANSOCEAN OFFSHORE (TEXAS) INC.

         Pursuant to Rule 428 under the Securities Act of 1933, as amended (the "Act"), I hereby consent to the use of my name and any references to me as a person nominated to become a director of Transocean Offshore (Texas) Inc., a Texas corporation ("Transocean-Texas"), in the proxy statement/prospectus constituting a part of Transocean-Texas' Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission pursuant to the Act.





Dated: April 6, 1999                                  /s/ Max L. Lukens
                                                    ----------------------------

                            TRANSOCEAN OFFSHORE INC.
                        TRANSOCEAN OFFSHORE (TEXAS) INC.

            Pursuant to Rule 428 under the Securities Act of 1933, as amended (the "Act"), I hereby consent to the use of my name and any references to me as a person nominated to become a director of Transocean Offshore (Texas) Inc., a Texas corporation ("Transocean-Texas"), in the proxy statement/prospectus constituting a part of Transocean-Texas' Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission pursuant to the Act.





Dated: April 6, 1999                             /s/ Martin B. McNamara
                                               ---------------------------------

                            TRANSOCEAN OFFSHORE INC.
                        TRANSOCEAN OFFSHORE (TEXAS) INC.

         Pursuant to Rule 428 under the Securities Act of 1933, as amended (the "Act"), I hereby consent to the use of my name and any references to me as a person nominated to become a director of Transocean Offshore (Texas) Inc., a Texas corporation ("Transocean-Texas"), in the proxy statement/prospectus constituting a part of Transocean-Texas' Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission pursuant to the Act.





Dated: April 6, 1999                              /s/ Kristian Siem
                                                --------------------------------